UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 26, 2011

TEMPUR-PEDIC INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1713 Jaggie Fox Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results from Operations and Financial Condition

    On July 26, 2011, Tempur-Pedic International Inc. issued a press release to announce its financial results for the second quarter ended June 30, 2011, updated guidance for the 2011 fiscal year and announce a new share repurchase authorization for $200.0 million. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

    The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

    The information furnished under Item 2.02 of this Form 8-K (including Exhibit 99.1 furnished herewith) is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description
99.1	Press Release dated July 26, 2011, entitled “Tempur-Pedic Reports Record Second Quarter 2011 Sales and Earnings”

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempur-Pedic International, Inc.

July 26, 2011	By:	/s/ DALE E. WILLIAMS
Dale E. Williams
Executive Vice President & Chief Financial Officer

EXHIBIT LIST

Exhibit	Description
99.1	Press Release dated July 26, 2011, entitled “Tempur-Pedic Reports Record Second Quarter 2011 Sales and Earnings”